UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025 (June 23, 2025)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2025, Howmet Aerospace Inc. (the “Company”) entered into a letter agreement (the “2025 Amendment”) with John C. Plant, its Executive Chairman and Chief Executive Officer, amending the letter agreement between the Company and Mr. Plant, dated as of February 24, 2020 (such letter agreement, as amended on June 9, 2020, October 14, 2021 and December 2, 2022, the “Letter Agreement”) that governs Mr. Plant’s terms of employment with the Company. Pursuant to the 2025 Amendment, the Company will grant Mr. Plant, on July 1, 2025, a special retention award of restricted stock units in respect of the Company common stock with a value of $45,000,000, which will vest on July 1, 2028 (the “Vesting Date”), subject to Mr. Plant’s continued service though such date, except that such award would vest on a prorated basis on the Vesting Date upon a termination of Mr. Plant’s employment due to Mr. Plant’s death or disability before January 1, 2028, and such award would vest in full on the Vesting Date upon a termination of Mr. Plant’s employment due to Mr. Plant’s death or disability on or after January 1, 2028 or due to termination by the Company without cause or by Mr. Plant for good reason. Mr. Plant will continue to receive an annual base salary of $1,800,000, participate in the Company’s annual incentive plan applicable to senior executives generally, with a target annual bonus of 175% of his base salary, and be eligible for equity awards on an annual basis at the same time the Company makes equity compensation awards to other senior executives generally.

The 2025 Amendment states that except as provided in the 2025 Amendment, the Letter Agreement remains in full force and effect.

The foregoing description of the 2025 Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, by and between Howmet Aerospace Inc. and John C. Plant, dated as of June 23, 2025.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: June 27, 2025	By:	/s/ Lola F. Lin
	Name:	Lola F. Lin
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary